UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 23, 2023

ALLOVIR, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39409	83-1971007
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

AlloVir, Inc.

1100 Winter Street

Waltham, Massachusetts 02451

(Address of principal executive offices, including zip code)

(617) 433-2605

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	ALVR	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 22, 2023, upon the recommendation of the Nominating and Corporate Governance Committee of the Board of Directors (the “Board”) of AlloVir, Inc. (“AlloVir”), the Board appointed Derek Adams, Ph.D. to the Board, effective March 1, 2023, to fill a newly created vacancy resulting from the retirement of Ansbert Gadicke, M.D. Dr. Adams will serve as a Class I director until his term expires at the 2024 annual meeting of stockholders at which time Dr. Adams will stand for election by AlloVir’s stockholders. The Board determined that Dr. Adams is independent under the listing standards of the Nasdaq Stock Market.

Additionally, on February 16, 2023, Ansbert Gadicke, M.D. notified the Board that he will be retiring from the Board effective February 28, 2023. Dr. Gadicke’s resignation did not result from any disagreement with AlloVir on any matter relating to AlloVir’s operations, policies or practices.

There are no transactions and no proposed transactions between Dr. Adams (or any member of such individual’s immediate family) and AlloVir (or any of its subsidiaries), and there is no arrangement or understanding between Dr. Adams and any other person or entity pursuant to which such individual was appointed as a director of AlloVir.

Dr. Adams will receive compensation for his service on the Board in accordance with AlloVir’s non-employee director compensation policy. A description of the compensatory arrangements for non-employee directors is included in AlloVir’s proxy statement on Schedule 14A for the 2022 annual meeting of shareholders, filed with the SEC on April 6, 2022.

Item 7.01	Regulation FD Disclosure

On February 23, 2023, AlloVir issued a press release announcing the appointment of a new director. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated into this Item 7.01 by reference.

The information in this Current Report on Form 8-K and Exhibit 99.1 attached hereto is intended to be furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press release dated February 23, 2023

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AlloVir, Inc.

Date: February 23, 2023	By:	/s/ Edward Miller
Name: Edward Miller
Title: General Counsel